Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 6 AND WAIVER TO LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT, dated as of March 27, 2026 (this “Amendment”), among Phillip Street Middle Market Lending Investments LLC, as the borrower (the “Borrower”), Phillip Street Middle Market Lending Fund LLC, as the collateral manager (the “Collateral Manager”), Ally Bank, as the arranger (the “Arranger”), as the administrative agent (the “Administrative Agent”) and as the swingline lender (the “Swingline Lender”), the Lenders party hereto, and State Street Bank and Trust Company, as the collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Collateral Manager, the Arranger, the Swingline Lender, the other Lenders from time to time parties thereto, the Administrative Agent, Phillip Street Middle Market Lending Fund LLC, as the transferor, Phillip Street Middle Market Lending Investment Holdings LLC, as the equityholder and the Collateral Custodian are party to the Loan, Security and Collateral Management Agreement, dated as of February 10, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Loan Agreement provides for a Benchmark Spread Adjustment for Term SOFR for an Available Tenor of three-month’s duration in an amount of 0.15%;

WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 12.1 of the Loan Agreement and subject to the terms and conditions set forth herein;

WHEREAS, the parties hereto desire to waive the Benchmark Spread Adjustment with respect to all Loan Advances bearing interest at Term SOFR for an Available Tenor of three-month’s duration made from December 2024 through the date hereof; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Waiver and Amendments to the Loan Agreement.

SECTION 2.1. Amendments. As of the date of this Amendment, the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated

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textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

SECTION 2.2. Waiver. The parties hereto agree to waive the Benchmark Spread Adjustment on all Loan Advances bearing interest at Term SOFR for an Available Tenor of three-month’s duration made from December 2024 through the date hereof.

ARTICLE III

Representations and Warranties

SECTION 3.1. Each of the Borrower and the Collateral Manager hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective upon the satisfaction of each of the following conditions:

(a) the execution and delivery of this Amendment by each party hereto; and

(b) all reasonable and documented out-of-pocket fees (including reasonable and documented out-of-pocket attorneys’ fees and disbursements) due to the Administrative Agent on or prior to the effective date of this Amendment shall have been paid in full.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts (including by electronic means, .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the other parties hereto, as applicable), all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. No party hereto or to the Loan and Security Agreement shall have a duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

SECTION 5.5. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7. Collateral Custodian. The Collateral Custodian shall be entitled to all rights, protections, immunities and indemnities set forth in the Loan Agreement as if fully set forth in this Amendment. The Collateral Custodian is hereby directed to execute and deliver this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PHILLIP STREET MIDDLE MARKET LENDING INVESTMENTS LLC, as

Borrower

By: Phillip Street Middle Market Lending Fund LLC, its Designated Manager

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

PHILLIP STREET MIDDLE MARKET

LENDING FUND LLC, as Collateral Manager

By:	/s/ Tucker Greene
	Name:	Tucker Greene
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

ALLY BANK, as Administrative Agent, as Swingline Lender and as Arranger

By:	/s/ Austin Blake
	Name:	Austin Blake
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

ALLY BANK, as a Lender

By:	/s/ Austin Blake
	Name:	Austin Blake
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

WEBSTER BANK, N.A., as a Lender

By:	/s/ Andrew Shuster
	Name:	Andrew Shuster
	Title:	Senior Managing Director

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

MITSUBISHI HC CAPITAL AMERICA, INC.

By:	/s/ Candace Pavliscak
	Name:	Candace Pavliscak
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

APPLE BANK, as a Lender

By:	/s/ Chris Selvaggio
	Name:	Chris Selvaggio
	Title:	First Vice President

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

STATE STREET BANK AND TRUST COMPANY, as Collateral Custodian

By:	/s/ Brian Peterson
	Name:	Brian Peterson
	Title:	Vice President

[Signature Page to Amendment No. 6 and Waiver to Loan, Security and Collateral Management Agreement (T-Corp)]

Appendix A

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EXECUTION VERSION

CONFORMED THROUGH ~~FIFTH~~SIXTH AMENDMENT DATED ~~JANUARY 16~~MARCH 27, 2026

U.S. $750,000,000

LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT

by and among

PHILLIP STREET MIDDLE MARKET LENDING FUND LLC,

as the Collateral Manager and Transferor

PHILLIP STREET MIDDLE MARKET LENDING INVESTMENT HOLDINGS LLC,

as the Equityholder

PHILLIP STREET MIDDLE MARKET LENDING INVESTMENTS LLC,

as the Borrower

EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,

as the Lenders

ALLY BANK,

as the Administrative Agent and the Arranger

and

STATE STREET BANK AND TRUST COMPANY,

as the Collateral Custodian

Dated as of February 10, 2023

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(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

~~“Benchmark Spread Adjustment”: With respect to (a) Daily Simple SOFR or Term SOFR for an Available Tenor of one-month’s duration, an amount equal to 0% and (b) Term SOFR for an Available Tenor of three-month’s duration, an amount equal to 0.15% (15 basis points).~~

“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will

“Interest Rate”: The sum of (a) the Benchmark, plus (b) the Applicable Spread ~~plus (c) if applicable, the Benchmark Spread Adjustment~~; provided that, for the avoidance of doubt, “Interest Rate” shall mean the Base Rate plus the Applicable Spread under the applicable circumstances described in Section 2.12. Accrued and unpaid interest on Loan Advances shall be payable on each Quarterly Payment Date.

“Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans, Permitted Investments and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans.

“Investment Advisor”: Goldman Sachs Asset Management, L.P., in its capacity as the Investment Manager under the Investment Management Agreement.

“Investment Management Agreement”: The Investment Management and Advisory Agreement, dated as of October 19, 2022, by and between the Investment Advisor and the Collateral Manager, as the same may be amended, modified, waived, supplemented or restated from time to time in accordance with the terms of this Agreement.

“Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC.

“IRS”: The United States Internal Revenue Service.

“Joinder Supplement”: An agreement among the Borrower (if applicable), a

Lender and the Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Effective Date.

“Lender”: The meaning specified in the Preamble, including collectively, each financial institution (i) listed on Annex B as having Commitments or (ii) which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement and/or an Assignment and Assumption, as applicable, to the Administrative Agent and the Borrower (and for purposes of Section 2.12 and Section 2.13 of this Agreement any successor, assignee or participant). For the avoidance of doubt, the Swingline Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder.

“Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. For the avoidance of doubt, customary restrictions on transfers of a Loan pursuant to the related Underlying Instruments shall not be deemed to be a “Lien”.

“Liquidity”: With respect to any Recurring Revenue Loan for any Relevant Test Period, the amount of (i) Unrestricted Cash and cash equivalents plus (ii) any unfunded revolving commitments for which such Obligor can satisfy the conditions to draw any such amounts.

(f) Failure or delay on the part of the Administrative Agent or any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of the Administrative Agent’s or such Lender’s right to demand or receive such compensation. Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate the Administrative Agent or any Lender pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that the Administrative Agent or such Lender notifies the Borrower of the Administrative Agent’s or such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect.

(g) Each Lender agrees that it will take such commercially reasonable actions as the Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13; provided that no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will the Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which any Lender provides financing.

(h) The payment of amounts under this Section 2.12 shall be on an after-Tax basis.

(i) Other than with respect to a Benchmark Transition Event (for which reference is made to Section 12.18), if the Administrative Agent reasonably determines (which determination shall be conclusive and binding absent manifest error) that (i) “Daily Simple SOFR” cannot be determined pursuant to the definition thereof or (ii) “Term SOFR” cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, the Borrower may revoke any request for a Loan Advance bearing interest at the applicable Benchmark that cannot be determined pursuant to the foregoing sentence and, failing that, (x) in the case of clause (i) above, all Loan Advances and all Advances Outstanding shall bear interest at Term SOFR plus the ~~applicable Benchmark Spread Adjustment plus the~~ Applicable Spread, (y) in the case of clause (ii) above, all Loan Advances and all Advances Outstanding shall bear interest at Daily Simple SOFR ~~plus the applicable Benchmark Spread Adjustment~~ plus the Applicable Spread and (z) in the case of the occurrence of clauses (i) and (ii) above, all Loan Advances and all Advances Outstanding shall bear interest at the Base Rate plus the Applicable Spread, in each case, computed as otherwise described herein until the Administrative Agent revokes such notice(s) (which it agrees to do promptly once such circumstances cease to exist); provided, however, the Administrative Agent may, with the consent of the Borrower and in consultation with the applicable Lender, establish an alternative interest rate with respect to such Loan Advances during the pendency of such period.

(j) If any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loan Advances whose interest is determined by reference to Daily Simple SOFR or Term SOFR, as applicable, or to determine to charge interest